                      SEMIANNUAL REPORT JANUARY 31, 1998



                                 OPPENHEIMER

                                  CALIFORNIA
                                MUNICIPAL FUND

                                   [PHOTO]


                           [OPPENHEIMERFUNDS LOGO]
                           THE RIGHT WAY TO INVEST

CONTENTS

 3 President's Letter

 4 Fund Performance

 6 An Interview
   with the Fund's
   Manager

11 Statement of
   Investments

18 Statement of
   Assets and
   Liabilities

20 Statement of
   Operations

21 Statements of
   Changes in
   Net Assets

22 Financial Highlights

25 Notes to Financial
   Statements

30 Officers and
   Trustees

32 Information and
   Services


REPORT HIGHLIGHTS
-------------------------------------------------------------------------------

- THE SUPPLY OF MUNICIPAL BONDS INCREASED during the last twelve months, as many municipalities took advantage of lower interest rates to finance new projects and refinance existing debt.

- TWO FACTORS WHICH SUPPORT THE POSSIBILITY OF A FURTHER RALLY IN MUNICIPAL
BONDS: First, municipal bonds are inexpensive relative to taxable bonds, especially in states with income taxes. And second, inflation remains benign, and the economy looks like it may slow down from year-end 1997 levels.

CUMULATIVE TOTAL RETURNS
For the 6-Month Period Ended
1/31/98
CLASS A
 Without            With
 Sales Chg.(1)      Sales Chg.(2)

 4.15%              (0.80)%

CLASS B
 Without            With
 Sales Chg.(1)      Sales Chg.(2)

 3.85%              (1.15)%

CLASS C
 Without            With
 Sales Chg.(1)      Sales Chg.(2)

 3.76%              2.76%


Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. IN REVIEWING PERFORMANCE AND RANKINGS, PLEASE REMEMBER THAT PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

1. Includes changes in net asset value per share without deducting any sales charges. Such performance is not annualized and would have been lower if sales charges were taken into account.

2. Class A returns include the current maximum initial sales charge of 4.75%. Class B returns include the applicable contingent deferred sales charge of 5%. Class C returns include the contingent deferred sales charge of 1%. An explanation of the different performance calculations is in the Fund's prospectus. Class B and C shares are subject to an annual 0.75% asset-based sales charge.


                    2  Oppenheimer California Municipal Fund

[PHOTO]

BRIDGET A. MACASKILL
President
Oppenheimer California
Municipal Fund

DEAR SHAREHOLDER,
-------------------------------------------------------------------------------

These have been very positive times for many American investors. The U.S. economy has continued to grow at a moderate pace, unemployment has fallen to its lowest level in 30 years and inflation has also fallen to a record low. In fact, long-term interest rates have fallen to their lowest level since the government began issuing 30-year Treasury bonds in 1977.

   What benefits does this provide to the average American? First, when unemployment levels are low, many individuals tend to feel a greater sense of job security and can command higher wages because there are fewer unemployed workers vying for their jobs. Second, many homeowners are opting to refinance their existing home mortgage loans and take advantage of lower financing rates. And third, because wages are increasing faster than the rate of inflation, a paycheck may stretch further and investors, as consumers, are able to enjoy a higher level of disposable income. This extra income can be put to use in many ways, including allocating more money to investment opportunities.

   Some industry analysts have tempered such positive news by suggesting that if the rate of inflation falls any lower, it might actually trigger a period of deflation, where we see the prices of American goods and services decline. While lower prices may sound like positive news, in reality it isn't: When prices fall too low, it erodes the value of those goods to the producer. That is, when economic conditions force a decrease in the price of goods, companies have to sell more of those items in order to make the same amount of profit, which translates into greater difficulties for corporations to improve their bottom lines.

   At OppenheimerFunds, we do not believe we will see a period of deflation in the United States. The fundamental factors that have driven the U.S. market still appear to be in place: an economy that's in its eighth year of expansion with moderate growth, low unemployment, virtually no inflation and low interest rates. However, because of economic uncertainties in other parts of the world, particularly Asia, we expect to see slower growth for stocks in 1998 and a year in which double-digit returns from the equity markets are unlikely. It's also possible that we may see investors favor the fixed, more secure interest payments offered from the bond markets.

   In closing, we'd like to reassure you that as professional money managers, we continue to keep a watchful eye on these situations and are closely monitoring your fund's investments. In times like these, your financial advisor can be of invaluable assistance to you in helping review your financial plan and guide your investments accordingly.

   Thank you for your confidence in OppenheimerFunds, The Right Way to Invest. We look forward to helping you reach your investment goals in the future.


/s/ BRIDGET A. MACASKILL

Bridget A. Macaskill
February 23, 1998



                    3  Oppenheimer California Municipal Fund

  AVG ANNUAL TOTAL RETURNS
For the Periods Ended 12/31/97(1)

CLASS A
                          Since
 1 year      5 year       Inception
 4.45%       6.32%        7.65%

CLASS B
                          Since
 1 year      5 year       Inception
 3.83%       N/A          5.45%

CLASS C
                          Since
 1 year      5 year       Inception
 7.74%       N/A          7.19%


   CUMULATIVE TOTAL RETURN
For the Period Ended 12/31/97(1)

CLASS A

 5 year
 35.84%      $13,585(4)



    STANDARDIZED YIELDS
For the 30 Days Ended 1/31/98(5)

CLASS A
4.08%

CLASS B
3.52%

CLASS C
3.52%

PERFORMANCE UPDATE
-------------------------------------------------------------------------------
Oppenheimer California Municipal Fund has continued to perform well, particularly during what has turned out to be a difficult period for municipal bonds. During the last six months, long-term interest rates have fallen, which has caused a decline in municipal bond yields. However, Oppenheimer California Municipal Fund's Class A shares provided a cumulative total return, without sales charges, of 4.15% for the 6-month period ended January 31, 1998.(2) In addition, the Fund's Class A shares placed in the top third of California municipal funds, as ranked by Lipper, for the 1-year period which ended December 31, 1997.(3)


       GROWTH OF $10,000
        Over five years
     (without sales charges)


                      Oppenheimer
Lehman Brothers       California
 Municipal            Municipal Fund
Bond Index(4)         Class A shares
$ 10,000               $ 10,000
10,371.1               10,435.9
10,710.4               10,755.3
11,072.2               11,178.3
11,227.6               11,299.5
10,611.3               10,612.8
10,728.8               10,613.3
10,802.2               10,644.9
10,647.1               10,334.8
11,399.9               11,227.5
11,675.2               11,517.3
12,010.1               11,783.4
12,506.3               12,383.4
12,355.5               12,186.3
12,450.2               12,261
12,736.8               12,598.5
13,061.4               12,976.8
13,030.1               12,891.8
13,479.1               13,368.5
13,885.3               13,825.5
14,262.1               14,232.1

1. Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Class A returns include the current maximum initial sales charge of 4.75%. Class A shares were first publicly offered on 11/3/88. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (since inception on 5/1/93). Class C returns include the contingent deferred sales charge of 1% for the 1-year result. Class C shares were first offered on 11/1/95. An explanation of the different performance calculations is in the Fund's prospectus. Class B and C shares are subject to an annual 0.75% asset-based sales charge.

2. Includes changes in net asset value per share without deducting any sales charges. Such performance is not annualized and would have been lower if sales charges were taken into account.


                   4  Oppenheimer California Municipal Fund

CREDIT ALLOCATION(6)

- AAA       49.9%
- AA        10.0
- A         12.1
- BBB       22.4
- BB        5.6


PORTFOLIO REVIEW
-------------------------------------------------------------------------------

Oppenheimer California Municipal Fund is for investors looking for income that's exempt from federal and California income taxes.

WHAT WE LOOK FOR

- DIVERSIFICATION among a wide range of securities.
- Projects and regions demonstrating IMPROVING CREDIT QUALITY.
- Securities that provide HIGH CURRENT INCOME.


TOP 5 INDUSTRIES
(Percentage of invested assets)(7)
 ..........................................
Special Assessment                   20.7%
 ..........................................
Lease Rental                         13.9
 ..........................................
Single Family Housing                13.4
 ..........................................
Hospital/Healthcare                  12.5
 ..........................................
Electric Utilities                   11.6
 ..........................................

3. Source: Lipper Analytical Services, Inc., 12/31/97. Based on the comparisons between changes in net asset value without considering sales charges, with dividends and capital gains distributions of the Fund's Class A shares reinvested. The Fund's Class A shares were ranked 33 of 103 (1-year) and 16 of 81 (3-year) among California municipal funds for the period ended 12/31/97.

4. Results of a hypothetical $10,000 investment in Class A shares on 12/31/92. Lehman Brothers Municipal Bond Index includes a broad range of municipal bonds. It is an unmanaged index, including reinvestment of income, and cannot be purchased directly by investors.

5. Standardized yield is based on net investment income for the 30-day period ended 1/31/98. Falling share prices will tend to artificially raise yields.

6. Portfolio data is as of 1/31/98, dollar-weighted based on investment assets and subject to change. The Fund may invest up to 25% of its assets in below-investment-grade securities which carry greater risk that an issuer may default on repayment of principal or interest. Securities rated by any rating organization are included in the equivalent Standard & Poor's rating category. Average credit quality and allocation include rated securities and those not rated by a national rating organization (currently 10.5% of total investments) but to which the Manager in its judgment has assigned ratings as securities comparable to those rated by a rating agency in the same category.

7. Industry weightings are as of 1/31/98, and are subject to change.



                     5  Oppenheimer California Municipal Fund

"THE CATALYST FOR INCREASED BOND SALES WAS ASIA'S FINANCIAL AND ECONOMIC
CRISIS."


AN INTERVIEW WITH YOUR FUND'S MANAGER
-------------------------------------------------------------------------------

HOW DID THE FUND PERFORM DURING THE PERIOD?

For the six months ended January 31, 1998, Oppenheimer California Municipal Fund's Class A shares provided a cumulative total return, without sales charges, of 4.15%.(1)

WHAT WERE THE MAIN INFLUENCES ON THE BOND MARKETS?

Several events and trends were critical to overall bond markets, municipal markets and, specifically, California municipal securities. First, in the U.S. bond markets, corporate and Treasury bonds benefited from low inflation and increased investor participation--particularly in September through December of 1997. The catalyst for increased bond sales was Asia's financial and economic crisis, which sparked turmoil in world stock markets. Simply put, investors feared that the bottom would fall out of the U.S. stock market, so they fled to U.S. bonds as a "safe haven."

    Second, because many investors switched out of stocks and into bonds, bond prices rose. And, the increased bond purchases caused interest rates, which move in the opposite direction from bond prices, to fall. On January 12, 1998, the interest rate on 30-year Treasury bonds, the benchmark rate for long-term bonds as a whole, dipped to 5.69%, its lowest level since 30-year Treasuries began to be sold regularly in 1977. Although interest rates on municipal securities also fell during the period, they did not decline to the same extent as rates on taxable fixed-income securities. This was to be expected, as municipal bond prices typically do not rise as much as taxable bond prices when interest rates fall.


1. Includes changes in net asset value per share without deducting any sales charges. Such performance is not annualized and would have been lower if sales charges were taken into account.


                     6  Oppenheimer California Municipal Fund

[PHOTO]

PORTFOLIO MANAGEMENT
TEAM (L TO R)
Bob Patterson
Caryn Halbrecht
Jerry Webman
(Portfolio Manager)

And third, high-yielding municipal securities were the best performers in the California municipal market. California municipals were helped by the dramatic improvement in the state's economy over the last year, in concert with the U.S. economy as a whole.

HOW DID YOUR STRATEGY AFFECT THE FUND'S PERFORMANCE?

Our strategy has been to maximize the Fund's total return by focusing on high-yielding California municipal securities. As we noted earlier, high-yielding California municipals performed well over the past six months. For example, we invested in Orange County's San Joaquin toll road bond. Orange County's economy had been weak over the past few years, but the area is now experiencing a rebound, particularly in the housing sector. Because investors recognized the importance of a new road to accommodate the region's growth, San Joaquin bonds rose in value--and the Fund benefited from our position in this security.

    Another contributor to the Fund's return was our outlook for falling interest rates. In keeping with this view, we purchased noncallable bonds, zero coupon bonds and discount bonds, all of which tend to increase in value when interest rates decline. Because interest rates fell as we anticipated, these investments posted gains. On the other hand, to help protect the Fund from interest rate surprises, we broadened our holdings by purchasing current coupon bonds and small premium bonds, which do not tend to perform well as interest rates fall.

                     7  Oppenheimer California Municipal Fund

"WITH INTERST RATES LIKELY TO STAY LOW..."


AN INTERVIEW WITH YOUR FUND'S MANAGER
--------------------------------------------------------------------------------

WHAT IMPACT DO YOU THINK THE U.S. ECONOMY WILL HAVE
ON THE BOND MARKETS IN 1998?

Most important, we don't anticipate any increase in interest rates by the Federal Reserve Board in the near future. In the current economic environment, we do not believe the Federal Reserve will see a need to put the brakes on U.S. economic growth through more restrictive monetary policy. Over the past several years, whenever the U.S. economy has begun to expand too rapidly, something has happened to slow it down. For example, when the U.S. economy started to overheat in 1994, the Mexican peso crisis cooled it off by reducing our exports to Mexico and lowering the prices of imported goods. Now, Asia's financial and economic problems are starting to have the same effect on the U.S., making a rate hike unlikely. In fact, if inflation remains very low or prices begin to decline, it's possible we may even see the Fed implement a rate cut. With interest rates likely to stay low, the economic backdrop for bond markets in 1998 appears quite favorable.

WHAT IS YOUR OUTLOOK FOR THE CALIFORNIA MUNICIPAL BOND MARKET?

We are optimistic about California. One reason is that, as we noted earlier, the state's economy is recovering. Another reason is that California's location, on the Pacific coast, makes it a major point of contact for U.S. trade with Asia. We have been monitoring the Asian financial and economic crisis very closely and analyzing its implications for California's economy. First, we believe if Southeast Asian currencies continue to weaken, imports from Asia to the U.S. are likely to increase. And second, while U.S. exports to the region may suffer, exporters represent a much smaller portion of California's trade sector than do importers. As a result, the net effect of the Asian crisis could be a significant increase in the state's trade activity.


                     8  Oppenheimer California Municipal Fund

"...THE ECONOMIC BACKDROP FOR BOND MARKETS IN 1998 APPEARS FAVORABLE."


With that thought in mind, we have made several trade-related municipal investments in the state--including the ports of Long Beach, Los Angeles, and San Diego, and the airports of San Diego and San Francisco.

    Looking ahead, we plan to maintain the Fund's long average maturity and thus take advantage of low (and possibly declining) interest rates. To maximize the Fund's total return, we will continue to research California municipal markets for promising new issues and add them to our holdings. And, to cushion the Fund against interest rate fluctuations, we plan to add different types of fixed-income instruments to broaden the Fund's investment mix. In our view, this balanced approach is The Right Way to Invest in today's California municipal market.


                     9  Oppenheimer California Municipal Fund

FINANCIALS
-------------------------------------------------------------------------------





                  10  Oppenheimer California Municipal Fund

STATEMENT OF INVESTMENTS  January 31, 1998 (Unaudited)





                                                                RATINGS:
                                                                MOODY'S/             FACE               MARKET VALUE
                                                                S&P/FITCH            AMOUNT             SEE NOTE 1
-------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES--102.1%
-------------------------------------------------------------------------------------------------------------------
CALIFORNIA--95.2%
Anaheim, CA PFAU TXAL RB, MBIA Insured,
6.45%, 12/28/18                                                 Aaa/AAA              $6,000,000         $ 6,797,460
-------------------------------------------------------------------------------------------------------------------
Avalon, CA CIA TXAL, Series A, 7.25%, 8/1/21                    NR/A-                   200,000             219,968
-------------------------------------------------------------------------------------------------------------------
Berkeley, CA HF RRB, Alta Bates Medical Center,
Series A, 6.50%, 12/1/11                                        A2/A+                 4,500,000           5,065,290
-------------------------------------------------------------------------------------------------------------------
CA CDAU Lease RB, United Airlines, Series A,
5.70%, 10/1/33                                                  Baa3/BB+              9,185,000           9,368,608
-------------------------------------------------------------------------------------------------------------------
CA Community College FAU Lease RB, West
Valley Mission Community College, MBIA
Insured, 5.625%, 5/1/22                                         Aaa/AAA               3,585,000           3,785,222
-------------------------------------------------------------------------------------------------------------------
CA Educational FA RRB, L.A. College
Chiropractic, 5.60%, 11/1/17                                    Baa2/NR               1,000,000           1,030,320
-------------------------------------------------------------------------------------------------------------------
CA Educational FA RRB, Pooled Educational
Facilities Program, MBIA Insured, 7%, 3/1/16                    Aaa/AAA                 100,000             108,299
-------------------------------------------------------------------------------------------------------------------
CA Foothill/Eastern Transportation Corridor
Agency Toll Road RB, Sr. Lien, Series A,
6.50%, 1/1/32                                                   Baa/BBB-/BBB          4,600,000           5,044,682
-------------------------------------------------------------------------------------------------------------------
CA Franchise Tax Board Refunding COP,
Prerefunded, 6.90%, 10/1/06                                     A2/A-                 1,000,000           1,069,630
-------------------------------------------------------------------------------------------------------------------
CA HFA Home Mtg. RB:
Series A, 7.35%, 8/1/11                                         Aa2/AA-                  80,000              85,542
Series C, 6.75%, 2/1/25                                         Aa2/AA-               9,815,000          10,488,211
Series C, 7.60%, 8/1/30                                         Aa2/AA-               1,360,000           1,437,561
Series E-1, 6.45%, 2/1/12                                       Aa2/AA-                 750,000             803,355
Series M, MBIA Insured, 5.60%, 8/1/29                           Aaa/AAA               2,500,000           2,561,500
-------------------------------------------------------------------------------------------------------------------
CA HFA SFM Purchase RB, Series A-2,
6.45%, 8/1/25                                                   Aaa/AAA               8,000,000           8,532,560
-------------------------------------------------------------------------------------------------------------------
CA HFFAU RB, La Palma Hospital Medical
Center, 7.10%, 2/1/13                                           NR/A+                 1,875,000           1,963,444
-------------------------------------------------------------------------------------------------------------------
CA HFFAU RB, Los Angeles Children's Hospital,
Prerefunded, Series A, 7.125%, 6/1/21                           Aaa/NR                1,000,000           1,117,310
-------------------------------------------------------------------------------------------------------------------
CA Intermodal Container Transfer Facility
Joint PAU RRB, Southern Pacific Transportation
Co., Series A, 7.70%, 11/1/14                                   NR/A                  1,000,000           1,064,710
-------------------------------------------------------------------------------------------------------------------
CA PC FA SWD RRB, North Cnty. Recycling
Center, Escrowed to Maturity, Series A,
6.75%, 7/1/11                                                   Aaa/AAA                 500,000             581,565
-------------------------------------------------------------------------------------------------------------------
CA PWBL RB, State Prison Department of
Corrections, Series E, FSA Insured, 5.50%, 6/1/15               Aaa/AAA               3,000,000           3,252,420
-------------------------------------------------------------------------------------------------------------------
CA PWBL RB, University of California Regents,
Prerefunded, Series A, 7%, 9/1/15                               Aaa/AAA/AAA           6,500,000           7,133,035
-------------------------------------------------------------------------------------------------------------------
CA Saddleback Community College District
Refunding COP, BIG Insured, 7%, 8/1/19                          Aaa/AAA               1,000,000           1,061,190



                   11  Oppenheimer California Municipal Fund

                                                                RATINGS:
                                                                MOODY'S/            FACE                MARKET VALUE
                                                                S&P/FITCH           AMOUNT              SEE NOTE 1
-------------------------------------------------------------------------------------------------------------------
CALIFORNIA (CONTINUED)
CA SCDAU Revenue Refunding COP, Cedars-
Sinai Medical Center, 5.40%, 11/1/15                            A1/NR               $13,200,000         $13,265,076
Campbell, CA Refunding COP, Civic Center
Project, Unrefunded Balance, 6.75%, 10/1/17                     A/A-                  1,130,000           1,258,029
-------------------------------------------------------------------------------------------------------------------
Capistrano, CA USD CFD SPTX Bonds, No. 87-1,
Prerefunded, 7.60%, 9/1/14                                      Aaa/NR                4,000,000           4,315,480
-------------------------------------------------------------------------------------------------------------------
Capistrano, CA USD CFD SPTX Bonds, No. 92-1,
7.10%, 9/1/21                                                   NR/NR                 3,250,000           3,597,230
-------------------------------------------------------------------------------------------------------------------
Central CA Joint Powers Health FAU COP,
Community Hospitals of Central California
Project, 5%, 2/1/23                                             Baa1/NR/A-            8,500,000           8,019,835
-------------------------------------------------------------------------------------------------------------------
Clovis, CA USD CAP GOB, Series D, FGIC
Insured, Zero Coupon, 5.60%, 8/1/10(1)                          Aaa/AAA               2,000,000           1,120,240
-------------------------------------------------------------------------------------------------------------------
Commerce, CA Community Development
Commission TXAL Refunding Bonds,
Redevelopment Project No. 1, Sub. Lien,
Series B, 5.75%, 8/1/10                                         NR/NR                   815,000             854,878
-------------------------------------------------------------------------------------------------------------------
Commerce, CA Community Development
Commission TXAL Refunding Bonds,
Redevelopment Project No. 1, Sub. Lien,
Series B, 6%, 8/1/21                                            NR/NR                 2,800,000           2,860,676
-------------------------------------------------------------------------------------------------------------------
Commerce, CA Joint Powers FAU Lease RB,
Community Center, Series A, 6.25%, 10/1/22                      Baa2/NR               1,410,000           1,503,864
-------------------------------------------------------------------------------------------------------------------
Compton, CA Refunding COP, Civic Center &
Capital Improvements, Series A, 5.50%, 9/1/15                   NR/BBB                3,000,000           3,043,500
-------------------------------------------------------------------------------------------------------------------
Contra Costa, CA Transportation Authority Sales
Tax RB, Escrowed to Maturity, Series A, FGIC
Insured, 6.50%, 3/1/09                                          Aaa/AAA/AAA             750,000             806,430
-------------------------------------------------------------------------------------------------------------------
Corona, CA COP, Vista Hospital Project,
Prerefunded, Series B, 10%, 11/1/20                             Aaa/AAA              10,025,000          12,762,426
-------------------------------------------------------------------------------------------------------------------
Davis, CA Public Facilities FAU Local Agency
RRB, Mace Ranch Area, Series A, 6.60%, 9/1/25                   NR/NR                 5,000,000           5,304,700
-------------------------------------------------------------------------------------------------------------------
Duarte, CA COP, City of Hope National Medical
Center, 6.25%, 4/1/23                                           Baa1/NR               4,500,000           4,790,970
-------------------------------------------------------------------------------------------------------------------
East Bay, CA Regional Park District GOB, Series B,
6.375%, 9/1/10                                                  Aa/AA-                  500,000             535,600
-------------------------------------------------------------------------------------------------------------------
Escondido, CA Union High SDI CAP GOB, MBIA
Insured, Zero Coupon, 6.20%, 11/1/19(1)                         Aaa/AAA               2,000,000             663,100
-------------------------------------------------------------------------------------------------------------------
Escondido, CA Union High SDI CAP GOB, Zero
Coupon, 6.20%, 11/1/18(1)                                       Aaa/AAA               6,000,000           2,105,640
-------------------------------------------------------------------------------------------------------------------
Fontana, CA RA TXAL Refunding Bonds, Jurupa
Hills Redevelopment Project, Series A,
5.50%, 10/1/19                                                  NR/BBB+               1,345,000           1,364,570


                  12  Oppenheimer California Municipal Fund

                                                                RATINGS:
                                                                MOODY'S/            FACE                MARKET VALUE
                                                                S&P/FITCH           AMOUNT              SEE NOTE 1
-------------------------------------------------------------------------------------------------------------------
CALIFORNIA (CONTINUED)
Fontana, CA RA TXAL Refunding Bonds, Jurupa
Hills Redevelopment Project, Series A,
5.50%, 10/1/27                                                  NR/BBB+             $ 5,395,000         $ 5,450,137
Fresno, CA USD COP, 7%, 5/1/12                                  A2/BBB+                 250,000             261,797
-------------------------------------------------------------------------------------------------------------------
Huntington Park, CA PFAU Lease RRB,
Wastewater System Project, Series A,
6.20%, 10/1/25                                                  NR/NR                 3,000,000           3,095,280
-------------------------------------------------------------------------------------------------------------------
Industry, CA Improvement Bond Act of 1915
SPAST GOB, District No. 91-1, 7.65%, 9/2/21                     NR/NR                 1,750,000           1,806,822
-------------------------------------------------------------------------------------------------------------------
Industry, CA UDA TXAL Bonds, Transportation
Distribution Project No. 3, 6.90%, 11/1/07                      NR/A-                   500,000             555,805
-------------------------------------------------------------------------------------------------------------------
La Quinta, CA RA TXAL Refunding Bonds,
La Quinta Project, Prerefunded, 8.40%, 9/1/12                   Aaa/AAA               1,000,000           1,131,580
-------------------------------------------------------------------------------------------------------------------
Lake Elsinore, CA Recreation Authority RB,
Public Facilities Project, Series A, 7.10%, 2/1/17              NR/NR                 2,960,000           3,034,296
-------------------------------------------------------------------------------------------------------------------
Long Beach, CA Harbor RB, 5.125%, 5/15/18                       Aa3/AA-               5,000,000           4,959,100
-------------------------------------------------------------------------------------------------------------------
Long Beach, CA Harbor RRB, Series A, FGIC
Insured, 6%, 5/15/10                                            Aaa/AAA               3,000,000           3,419,550
-------------------------------------------------------------------------------------------------------------------
Los Angeles Cnty., CA COP, 6.50%, 3/1/10                        Baa1/BBB              1,500,000           1,607,370
-------------------------------------------------------------------------------------------------------------------
Los Angeles Cnty., CA COP, Disney Parking
Project, Zero Coupon:
6.924%, 9/1/10(1)                                               Baa1/BBB/A-           5,960,000           3,066,599
6.95%, 9/1/11(1)                                                Baa1/BBB/A-           2,900,000           1,406,065
7.03%, 9/1/13(1)                                                Baa1/BBB/A-           4,500,000           1,931,715
-------------------------------------------------------------------------------------------------------------------
Los Angeles Cnty., CA MTAU Sales Tax RRB,
First Tier-Property A, Series A, FSA Insured,
5%, 7/1/15(2)                                                   Aaa/AAA/AAA          10,000,000           9,904,100
-------------------------------------------------------------------------------------------------------------------
Los Angeles Cnty., CA Public Works FAU Lease
RB, Multiple Capital Facilities Project V, Series A,
AMBAC Insured, 5.125%, 6/1/17                                   Aaa/AAA               1,965,000           1,980,091
-------------------------------------------------------------------------------------------------------------------
Los Angeles Cnty., CA Public Works FAU RRB,
Regional Park & Open Space District, Series A,
5%, 10/1/16                                                     Aa3/AA                7,600,000           7,572,108
-------------------------------------------------------------------------------------------------------------------
Los Angeles, CA Harbor Department RB,
Series B, 5.375%, 11/1/23                                       Aa3/AA/AA             5,000,000           5,062,750
-------------------------------------------------------------------------------------------------------------------
Los Angeles, CA USD GOB, Series A, FGIC
Insured, 5%, 7/1/21                                             Aaa/AAA               7,500,000           7,397,850
-------------------------------------------------------------------------------------------------------------------
Los Angeles, CA USD Refunding COP,
Dr. Francisco Bravo Medical Project,
6.60%, 6/1/06                                                   A2/A/A                  250,000             275,512
-------------------------------------------------------------------------------------------------------------------
Oakland, CA RA Refunding Bonds, MBIA
Insured, Inverse Floater, 8.168%, 9/1/19(3)                     Aaa/AAA               4,300,000           4,971,875
-------------------------------------------------------------------------------------------------------------------
Oakland, CA RRB, Municipal Retirement System
Pension Fund, Series A, FGIC Insured,
7.60%, 8/1/21                                                   Aaa/AAA/AAA           2,000,000           2,077,360


                   13  Oppenheimer California Municipal Fund

                                                                RATINGS:
                                                                MOODY'S/            FACE                MARKET VALUE
                                                                S&P/FITCH           AMOUNT              SEE NOTE 1
-------------------------------------------------------------------------------------------------------------------
CALIFORNIA (CONTINUED)
Orange Cnty., CA CFD SPTX Bonds, No. 88-1,
Aliso Viejo, Prerefunded, Series A:
7.10%, 8/15/05                                                  NR/AAA              $ 1,440,000         $ 1,651,306
7.35%, 8/15/18                                                  NR/AAA                8,000,000           9,256,320
-------------------------------------------------------------------------------------------------------------------
Orange Cnty., CA Improvement Bond Act of
1915 SPAST GOB, Assessment No. 88-1,
6.25%, 9/2/18                                                   NR/NR                 2,300,000           2,359,294
-------------------------------------------------------------------------------------------------------------------
Palm Springs, CA COP, Escrowed to Maturity,
Sub. Lien, Series B, Zero Coupon,
5.68%, 4/15/21(1)                                               NR/AAA                9,000,000           2,676,060
-------------------------------------------------------------------------------------------------------------------
Pittsburg, CA Improvement Bond Act of 1915
SPAST GOB, Assessment District 1990-01,
7.75%, 9/2/20                                                   NR/NR                 1,235,000           1,274,742
-------------------------------------------------------------------------------------------------------------------
Pittsburg, CA RA TXAL Refunding Bonds,
Los Medanos Community Development Project,
Sub. Lien, 6.20%, 8/1/19                                        NR/BBB                2,500,000           2,694,175
-------------------------------------------------------------------------------------------------------------------
Placentia, CA PFAU SPTX RB, Jr. Lien, Series B,
6.60%, 9/1/15                                                   NR/NR                 1,600,000           1,674,112
-------------------------------------------------------------------------------------------------------------------
Pomona, CA SFM RRB, Escrowed to Maturity,
Series A, 7.60%, 5/1/23                                         Aaa/AAA               4,500,000           5,892,300
-------------------------------------------------------------------------------------------------------------------
Pomona, CA SFM RRB, Escrowed to Maturity,
Series B, 7.50%, 8/1/23                                         Aaa/AAA                 500,000             652,535
-------------------------------------------------------------------------------------------------------------------
Pomona, CA USD GORB, Series A, MBIA
Insured, 6.15%, 8/1/15                                          Aaa/AAA               2,000,000           2,326,160
-------------------------------------------------------------------------------------------------------------------
Port Oakland, CA Port RB, Series G, MBIA
Insured, 5.375%, 11/1/25                                        Aaa/AAA/AAA          10,650,000          10,802,082
-------------------------------------------------------------------------------------------------------------------
Redding, CA Electric System Revenue COP:
FGIC Insured, Inverse Floater, 7.393%, 6/1/19(3)                Aaa/AAA/AAA           4,000,000           4,355,000
MBIA Insured, Inverse Floater, 8.558%, 7/8/22(3)                Aaa/AAA               2,500,000           3,296,875
-------------------------------------------------------------------------------------------------------------------
Richmond, CA Improvement Bond Act 1915
GORB, Reassessment District No. 855,
6.60%, 9/2/19                                                   NR/NR                 1,500,000           1,546,170
-------------------------------------------------------------------------------------------------------------------
Riverside Cnty., CA CFD SPTX Bonds, No. 88-12,
7.55%, 9/1/17                                                   NR/NR                 3,000,000           3,192,330
-------------------------------------------------------------------------------------------------------------------
Riverside Cnty., CA PFAU TXAL RRB,
Redevelopment Projects, Series A,
5.625%, 10/1/33                                                 Baa2/BBB-             6,600,000           6,761,766
-------------------------------------------------------------------------------------------------------------------
Riverside Cnty., CA Refunding COP, Air Force
Village West, Inc., Series A:
8.125%, 6/15/12                                                 NR/NR                 3,000,000           3,283,410
8.125%, 6/15/20                                                 NR/NR                 3,000,000           3,299,700
-------------------------------------------------------------------------------------------------------------------
Riverside Cnty., CA SFM RB, Escrowed to
Maturity, Series A, 7.80%, 5/1/21                               Aaa/AAA               4,285,000           5,849,668
-------------------------------------------------------------------------------------------------------------------
Sacramento Cnty., CA SFM RB, Escrowed to
Maturity, 8.125%, 7/1/16(4)                                     Aaa/AAA              10,000,000          13,661,400



                  14  Oppenheimer California Municipal Fund

                                                                RATINGS:
                                                                MOODY'S/            FACE                MARKET VALUE
                                                                S&P/FITCH           AMOUNT              SEE NOTE 1
-------------------------------------------------------------------------------------------------------------------
CALIFORNIA (CONTINUED)
Sacramento Cnty., CA SPTX Refunding Bonds,
CFD No. 1, 5.70%, 12/1/20                                       NR/NR               $ 2,000,000         $ 1,997,540
-------------------------------------------------------------------------------------------------------------------
Sacramento, CA Cogeneration Authority RB,
Procter & Gamble Project, 6.50%, 7/1/14                         NR/BBB-               5,000,000           5,499,750
-------------------------------------------------------------------------------------------------------------------
Sacramento, CA MUD Electric RRB, FGIC Insured,
Inverse Floater, 9.02%, 8/15/18(3)                              Aaa/AAA/AAA           5,500,000           6,558,750
-------------------------------------------------------------------------------------------------------------------
Sacramento, CA MWFAU Electric RRB, Series L,
AMBAC Insured, 5.10%, 7/1/14                                    Aaa/AAA/AAA          11,795,000          12,116,414
-------------------------------------------------------------------------------------------------------------------
Sacramento, CA PAU RB, Cogeneration Project,
6%, 7/1/22                                                      NR/BBB-               7,300,000           7,783,041
-------------------------------------------------------------------------------------------------------------------
San Bernardino Cnty., CA COP, Medical Center
Financing Project, MBIA Insured, 5.50%, 8/1/17                  Aaa/AAA               5,250,000           5,629,050
-------------------------------------------------------------------------------------------------------------------
San Diego Cnty., CA COP, MBIA Insured, Inverse
Floater, 8.821%, 11/18/19(3)                                    A1/A                  2,000,000           2,317,500
-------------------------------------------------------------------------------------------------------------------
San Diego Cnty., CA Water Authority Revenue
COP, Series 91-B, MBIA Insured, Inverse Floater,
8.63%, 4/8/21(3)                                                Aaa/AAA               3,000,000           3,930,000
-------------------------------------------------------------------------------------------------------------------
San Francisco, CA City & Cnty., Community
International Airport RRB, Second Series-Issue
15A, FSA Insured, 5%, 5/1/21                                    Aaa/AAA/AAA           2,500,000           2,441,025
-------------------------------------------------------------------------------------------------------------------
San Joaquin Hills, CA Transportation Corridor
Agency Toll Road RB, Sr. Lien:
5%, 1/1/33                                                      Baa3/NR/BBB           8,000,000           7,705,840
6.75%, 1/1/32                                                   Aaa/NR/BBB            7,000,000           7,961,800
-------------------------------------------------------------------------------------------------------------------
San Joaquin Hills, CA Transportation Corridor
Agency Toll Road RRB, CAP, Series A, Zero
Coupon, 2.27%, 1/15/21(1)                                       Baa3/BBB-/BBB        11,800,000           7,905,056
-------------------------------------------------------------------------------------------------------------------
Santa Margarita/Dana Point, CA Authority RB,
Improvement Districts 3-3A-4 & 4A, Series B,
MBIA Insured, 7.25%, 8/1/14                                     Aaa/AAA                 680,000             873,875
-------------------------------------------------------------------------------------------------------------------
Southern CA Home FAU SFM RB, Series A,
7.35%, 9/1/24                                                   NR/AAA                1,670,000           1,770,551
-------------------------------------------------------------------------------------------------------------------
Southern CA Metropolitan Water District
Waterworks RB, 5.55%, 10/30/20                                  Aa2/AA                3,600,000           3,716,172
-------------------------------------------------------------------------------------------------------------------
Southern CA Metropolitan Water District
Waterworks RB, Inverse Floater,
6.811%, 10/30/20(3)                                             Aa2/AA                1,500,000           1,550,625
-------------------------------------------------------------------------------------------------------------------
Southern CA PPAU Transmission Project RB,
Inverse Floater, 7.508%, 7/1/12(3)                              Aa3/A+                1,900,000           2,199,250
-------------------------------------------------------------------------------------------------------------------
Stockton, CA CFD SPTX RRB, Brookside Estates,
No. 90-2, 6.20%, 8/1/15                                         NR/NR                 1,750,000           1,833,125
-------------------------------------------------------------------------------------------------------------------
Tustin, CA USD SPTX RB, CFD No. 88-1, Series B,
6.375%, 9/1/21                                                  NR/NR                 3,500,000           3,789,835
-------------------------------------------------------------------------------------------------------------------
University of CA Regents RB, Multiple Purpose
Projects, Prerefunded, Series A, 6.875%, 9/1/16                 NR/A                  1,950,000           2,214,771



                  15  Oppenheimer California Municipal Fund

                                                                RATINGS:
                                                                MOODY'S/             FACE              MARKET VALUE
                                                                S&P/FITCH            AMOUNT            SEE NOTE 1
-------------------------------------------------------------------------------------------------------------------
CALIFORNIA (CONTINUED)
Yuba City, CA USD Refunding COP, Series A,
5%, 2/1/17                                                      Aaa/AAA              $3,010,000        $  3,012,167
                                                                                                       ------------
                                                                                                        391,023,430

-------------------------------------------------------------------------------------------------------------------
U.S. POSSESSIONS--6.9%
Guam PAU RB, Series A, 6.625%, 10/1/14                          NR/BBB                2,000,000           2,229,120
-------------------------------------------------------------------------------------------------------------------
PR CMWLTH GOB, 5.375%, 7/1/25                                   Baa1/A                6,600,000           6,748,962
-------------------------------------------------------------------------------------------------------------------
PR CMWLTH GORB, MBIA Insured, Inverse
Floater, 7.784%, 7/1/08(3)                                      Aaa/AAA               3,500,000           4,011,875
-------------------------------------------------------------------------------------------------------------------
PR EPAU RB, Prerefunded, Series P, 7%, 7/1/21                   Aaa/BBB+              4,000,000           4,458,520
-------------------------------------------------------------------------------------------------------------------
PR HFA & Bank SFM RB, Affordable Housing
Mtg.-Portfolio I, 6.25%, 4/1/29                                 Aaa/AAA               3,565,000           3,773,624
-------------------------------------------------------------------------------------------------------------------
PR Housing Finance Corp. SFM RB, Portfolio 1,
Series B, 7.65%, 10/15/22                                       Aaa/AAA                 675,000             721,184
-------------------------------------------------------------------------------------------------------------------
PR Industrial, Medical & Environmental PC
Facilities Tourist RB, Mennonite General Hospital
Project, Series A, 6.50%, 7/1/12                                NR/BBB-/BBB           2,400,000           2,620,920
-------------------------------------------------------------------------------------------------------------------
PR Public Buildings Authority RB, Government
Facilities, Series B, AMBAC Insured, 5%, 7/1/27                 Aaa/AAA               3,900,000           3,870,126
                                                                                                       ------------
                                                                                                         28,434,331

-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $386,824,276)                                           102.1%        419,457,761
-------------------------------------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                                                      (2.1)         (8,471,127)
                                                                                     ----------        ------------
NET ASSETS                                                                                100.0%       $410,986,634
                                                                                     ==========        ============


To simplify the listing of securities, abbreviations are used per the table below:

CAP           --Capital Appreciation                      PAU         --Power Authority
CDAU          --Communities Development Authority         PC          --Pollution Control
CFD           --Community Facilities District             PFAU        --Public Finance Authority
CIA           --Community Improvement Agency              PPAU        --Public Power Authority
CMWLTH        --Commonwealth                              PWBL        --Public Works Board Lease
COP           --Certificates of Participation             RA          --Redevelopment Agency
EPAU          --Electric Power Authority                  RB          --Revenue Bonds
FA            --Facilities Authority                      RRB         --Revenue Refunding Bonds
FAU           --Finance Authority                         SCDAU       --Statewide Communities Development Authority
GOB           --General Obligation Bonds                  SDI         --School District
GORB          --General Obligation Refunding Bonds        SFM         --Single Family Mortgage
HF            --Health Facilities                         SPAST       --Special Assessment
HFA           --Housing Finance Agency                    SPTX        --Special Tax
HFFAU         --Health Facilities Finance Authority       SWD         --Solid Waste Disposal
MTAU          --Metropolitan Transportation Authority     TXAL        --Tax Allocation
MUD           --Municipal Utility District                UDA         --Urban Development Agency
MWFAU         --Municipal Water Finance Authority         USD         --Unified School District



                   16  Oppenheimer California Municipal Fund

--------------------------------------------------------------------------------
1. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

2. When-issued security to be delivered and settled after January 31, 1998.

3. Represents the current interest rate for a variable rate bond known as an "inverse floater" which pays interest at a rate that varies inversely with short-term interest rates. As interest rates rise, inverse floaters produce less current income. Their price may be more volatile than the price of a comparable fixed-rate security. Inverse floaters amount to $33,191,750 or 8.08% of the Fund's net assets at January 31, 1998.

4. Securities with an aggregate market value of $1,379,801 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 5 of Notes to Financial Statements.

As of January 31, 1998, securities subject to the alternative minimum tax amount to $84,931,544 or 20.67% of the Fund's net assets.

Distribution of investments by industry, as a percentage of total investments at value, is as follows:

INDUSTRY                             MARKET VALUE      PERCENT
--------------------------------------------------------------
Special Assessment                   $ 84,935,944         20.2%
Lease Rental                           57,850,645         13.8
Single Family Housing                  56,229,990         13.4
Hospital/Healthcare                    52,281,331         12.5
Electric Utilities                     48,496,720         11.6
Highways                               28,617,378          6.8
Marine/Aviation Facilities             27,749,217          6.6
General Obligation                     17,511,577          4.2
Sales Tax                               9,904,100          2.4
Corporate Backed                        9,368,608          2.2
Water Utilities                         9,196,797          2.2
Higher Education                        7,138,612          1.7
Adult Living Facilities                 6,583,110          1.6
Education                               3,012,167          0.7
Resource Recovery                         581,565          0.1
                                     ------------        -----
                                     $419,457,761        100.0%
                                     ============        =====

See accompanying Notes to Financial Statements.




                  17  Oppenheimer California Municipal Fund

STATEMENT OF ASSETS AND LIABILITIES  January 31, 1998 (Unaudited)

============================================================================================
ASSETS
Investments, at value (cost $386,824,276)--see accompanying statement           $419,457,761
--------------------------------------------------------------------------------------------
Cash                                                                                 170,629
--------------------------------------------------------------------------------------------
Receivables:
Interest                                                                           5,749,814
Investments sold                                                                   2,479,583
Shares of beneficial interest sold                                                   587,710
--------------------------------------------------------------------------------------------
Other                                                                                 15,542
                                                                                ------------
Total assets                                                                     428,461,039

============================================================================================
LIABILITIES
Payables and other liabilities:
Investments purchased                                                             15,642,137
Dividends                                                                          1,049,395
Shares of beneficial interest redeemed                                               294,654
Trustees' fees--Note 1                                                               162,249
Daily variation on futures contracts--Note 5                                          93,684
Distribution and service plan fees                                                    88,727
Transfer and shareholder servicing agent fees                                         25,101
Other                                                                                118,458
                                                                                ------------
Total liabilities                                                                 17,474,405

============================================================================================
NET ASSETS                                                                      $410,986,634
                                                                                ============

============================================================================================
COMPOSITION OF NET ASSETS
Paid-in capital                                                                 $379,644,445
--------------------------------------------------------------------------------------------
Overdistributed net investment income                                               (221,295)
--------------------------------------------------------------------------------------------
Accumulated net realized loss on investment transactions                            (827,189)
--------------------------------------------------------------------------------------------
Net unrealized appreciation on investments--Notes 3 and 5                         32,390,673
                                                                                ------------
Net assets                                                                      $410,986,634
                                                                                ============



                  18  Oppenheimer California Municipal Fund

============================================================================================
NET ASSET VALUE PER SHARE
Class A Shares:
Net asset value and redemption price per share (based on net assets of
$300,913,142 and 27,274,502 shares of beneficial interest outstanding)                $11.03
Maximum offering price per share (net asset value plus sales charge of
4.75% of offering price)                                                              $11.58

--------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $101,347,029
and 9,182,706 shares of beneficial interest outstanding)                              $11.04

--------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $8,726,463
and 792,027 shares of beneficial interest outstanding)                                $11.02

See accompanying Notes to Financial Statements.




                  19  Oppenheimer California Municipal Fund

STATEMENT OF OPERATIONS  For the Six Months Ended January 31, 1998 (Unaudited)

=========================================================================
INVESTMENT INCOME
Interest                                                      $11,906,990

=========================================================================
EXPENSES
Management fees--Note 4                                          1,119,03
-------------------------------------------------------------------------
Distribution and service plan fees--Note 4:
Class A                                                           365,398
Class B                                                           459,626
Class C                                                            34,956
-------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4              111,82
-------------------------------------------------------------------------
Trustees' fees and expenses--Note 1                                 53,82
-------------------------------------------------------------------------
Shareholder reports                                                46,093
-------------------------------------------------------------------------
Legal and auditing fees                                            14,586
-------------------------------------------------------------------------
Custodian fees and expenses                                         9,506
-------------------------------------------------------------------------
Insurance expenses                                                  5,985
-------------------------------------------------------------------------
Registration and filing fees                                        5,611
-------------------------------------------------------------------------
Other                                                               1,911
                                                              -----------
Total expenses                                                  2,228,357

=========================================================================
NET INVESTMENT INCOME                                           9,678,633

=========================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments                                                       134,157
Closing of futures contracts                                     (941,863)
                                                              -----------
Net realized loss                                                (807,706)

-------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation
on investments                                                  7,136,958
                                                              -----------
Net realized and unrealized gain                                6,329,252

=========================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $16,007,885
                                                              ===========


See accompanying Notes to Financial Statements.




                  20  Oppenheimer California Municipal Fund

STATEMENTS OF CHANGES IN NET ASSETS



                                                             SIX MONTHS ENDED
                                                             JANUARY 31, 1998   YEAR ENDED
                                                             (UNAUDITED)        JULY 31, 1997
=============================================================================================
OPERATIONS
Net investment income                                        $  9,678,633        $ 19,125,130
---------------------------------------------------------------------------------------------
Net realized gain (loss)                                        (807,706)           3,408,420
---------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation           7,136,958          15,361,034
                                                             ------------        ------------
Net increase in net assets resulting from operations           16,007,885          37,894,584

=============================================================================================
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income:
Class A                                                       (7,481,987)         (15,608,071)
Class B                                                       (1,951,062)          (3,005,232)
Class C                                                         (148,220)            (177,543)
---------------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                       (2,091,964)                  --
Class B                                                         (677,601)                  --
Class C                                                          (51,243)                  --

=============================================================================================
BENEFICIAL INTEREST TRANSACTIONS
Net increase (decrease) in net assets resulting from
beneficial interest transactions--Note 2:
Class A                                                           200,857          (2,968,658)
Class B                                                        17,897,277          26,671,234
Class C                                                         2,678,060           3,556,642

=============================================================================================
NET ASSETS
Total increase                                                 24,382,002          46,362,956
---------------------------------------------------------------------------------------------
Beginning of period                                           386,604,632         340,241,676
                                                             ------------        ------------
End of period [including undistributed
(overdistributed) net investment income
of $(221,295) and $966,465, respectively]                    $410,986,634        $386,604,632
                                                             ============        ============


See accompanying Notes to Financial Statements.


                  21  Oppenheimer California Municipal Fund

FINANCIAL HIGHLIGHTS

                                                           CLASS A
                                                           ------------------------------------------------------------------
                                                           SIX MONTHS
                                                           ENDED
                                                           JANUARY 31,
                                                           1998           YEAR ENDED JULY 31,         YEAR ENDED DECEMBER 31,
                                                           (UNAUDITED)    1997          1996(2)       1995           1994
=============================================================================================================================
PER SHARE OPERATING DATA
Net asset value, beginning of period                         $10.94         $10.39        $10.69        $ 9.45         $10.97
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                           .24            .58           .33           .58            .60
Net realized and unrealized gain (loss)                         .21            .54          (.30)         1.25          (1.51)
                                                             ------         ------        ------        ------         ------
Total income (loss) from investment
operations                                                      .45           1.12           .03          1.83           (.91)

-----------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                           (.28)          (.57)         (.33)         (.58)          (.61)
Dividends in excess of net investment income                     --             --            --          (.01)            --
Distributions from net realized gain                           (.08)            --            --            --             --
                                                             ------         ------        ------        ------         ------
Total dividends and distributions
to shareholders                                                (.36)          (.57)         (.33)         (.59)          (.61)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $11.03         $10.94        $10.39        $10.69         $ 9.45
                                                             ======         ======        ======        ======         ======

=============================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(4)                            4.15%         11.11%         0.34%        19.76%         (8.49)%

=============================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)                                             $300,913       $298,162      $286,033      $285,307       $219,682
-----------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                          $295,869       $289,439      $279,796      $250,188       $248,850
-----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                          5.07%(5)       5.49%         5.53%(5)      5.64%          5.99%
Expenses                                                       0.93%(5)       0.94%         0.97%(5)      0.95%          0.96%
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                                     17.8%          31.1%         14.0%         23.0%          21.9%


1. For the period from November 1, 1995 (inception of offering) to December 31, 1995.

2. For the seven months ended July 31, 1996. The Fund changed its fiscal year end from December 31 to July 31.

3. For the period from May 1, 1993 (inception of offering) to December 31, 1993.

4. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.



                   22  Oppenheimer California Municipal Fund

                                                                  CLASS B
                                             ------------------   --------------------------------------------------------------
                                                                  SIX MONTHS
                                                                  ENDED
                                                                  JANUARY 31,
                                                                  1998         YEAR ENDED JULY 31,  YEAR ENDED DECEMBER 31,
                                             1993       1992      (UNAUDITED)  1997      1996(2)    1995       1994       1993(3)
================================================================================================================================
PER SHARE OPERATING DATA
Net asset value, beginning of period           $10.35     $10.22    $10.94      $10.39    $10.69     $ 9.44     $10.98    $10.72
--------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                             .62        .61       .21         .49       .28        .51        .54       .35
Net realized and unrealized gain (loss)           .72        .20       .20         .55     (.30)       1.25     (1.55)       .34
                                               ------     ------    ------      ------    ------     ------     ------    ------
Total income (loss) from investment
operations                                       1.34        .81       .41        1.04     (.02)       1.76     (1.01)       .69

--------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income             (.65)      (.60)     (.23)       (.49)     (.28)      (.50)      (.53)     (.36)
Dividends in excess of net investment
income                                             --         --        --          --        --       (.01)        --        --
Distributions from net realized gain             (.07)      (.08)     (.08)         --        --         --         --     (.07)
                                               ------     ------    ------      ------    ------     ------     ------    ------
Total dividends and distributions
to shareholders                                  (.72)      (.68)     (.31)       (.49)     (.28)      (.51)      (.53)     (.43)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                 $10.97     $10.35    $11.04      $10.94    $10.39     $10.69     $ 9.44    $10.98
                                               ======     ======    ======      ======    ======     ======     ======    ======

================================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(4)             13.26%      8.28%     3.85%      10.27%   (0.12)%    18.97%      (9.39)%    6.66%

================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)                               $266,490   $204,349  $101,347     $82,474   $52,038    $41,224    $20,224    $9,921
--------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)            $245,193   $174,055  $ 91,279     $65,192   $46,422    $29,918    $16,552    $5,218
--------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                            5.74%      6.07%     4.28%(5)    4.70%     4.74%(5)   4.82%      5.17%     4.57%(5)
Expenses                                         0.97%      1.07%     1.68%(5)    1.70%     1.74%(5)   1.72%      1.73%     1.79%(5)
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                       13.7%      26.8%     17.8%       31.1%     14.0%      23.0%      21.9%     13.7%


5. Annualized.

6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended January 31, 1998 were $101,660,396 and $70,416,659, respectively.



                   23  Oppenheimer California Municipal Fund

                                            CLASS C
                                            ----------------------------------------------
                                            SIX MONTHS
                                            ENDED                                   PERIOD
                                            JANUARY 31,                             ENDED
                                            1998          YEAR ENDED JULY 31,       DEC. 31,
                                            (UNAUDITED)   1997         1996(2)      1995(1)
==========================================================================================
PER SHARE OPERATING DATA
Net asset value, beginning of period        $10.93        $10.38       $10.68       $10.46
------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                          .23           .49          .27          .08
Net realized and unrealized gain (loss)        .17           .55         (.30)         .22
                                            ------        ------       ------       ------
Total income (loss) from investment
operations                                     .40          1.04         (.03)         .30

------------------------------------------------------------------------------------------
Dividends and distributions to
shareholders:
Dividends from net investment income          (.23)         (.49)        (.27)        (.07)
Dividends in excess of net investment
income                                          --            --           --         (.01)
Distributions from net realized gain          (.08)           --           --           --
                                            ------        ------       ------       ------
Total dividends and distributions
to shareholders                               (.31)         (.49)        (.27)        (.08)
------------------------------------------------------------------------------------------
Net asset value, end of period              $11.02        $10.93       $10.38       $10.68
                                            ======        ======       ======       ======

==========================================================================================
TOTAL RETURN, AT NET ASSET VALUE(4)           3.76%        10.26%       (0.19)%       2.90%

==========================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)                              $8,726        $5,969       $2,171         $125
------------------------------------------------------------------------------------------
Average net assets (in thousands)           $6,948        $3,869       $1,156        $  91
------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                         4.24%(5)      4.66%        4.54%(5)     4.56%(5)
Expenses                                      1.68%(5)      1.70%        1.80%(5)     1.68%(5)
------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                    17.8%         31.1%        14.0%        23.0%

1. For the period from November 1, 1995 (inception of offering) to December 31, 1995.

2. For the seven months ended July 31, 1996. The Fund changed its fiscal year end from December 31 to July 31.

3. For the period from May 1, 1993 (inception of offering) to December 31, 1993.

4. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

5. Annualized.

6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended January 31, 1998 were $101,660,396 and $70,416,659, respectively.

See accompanying Notes to Financial Statements.



                   24  Oppenheimer California Municipal Fund

NOTES TO FINANCIAL STATEMENTS  (Unaudited)



================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer California Municipal Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund's investment objective is to seek as high a level of current interest income exempt from federal and California income taxes for individual investors as is available from municipal securities that is consistent with preservation of capital. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, AND GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.



                  25  Oppenheimer California Municipal Fund

================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

TRUSTEES' FEES AND EXPENSES. The Fund has adopted a nonfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the six months ended January 31, 1998, a provision of $17,214 was made for the Fund's projected benefit obligations resulting in an accumulated liability of $156,248 at January 31, 1998.

--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS. The Fund intends to declare dividends separately for Class A, Class B and Class C shares from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly. Distributions from net realized gains on investments, if any, will be declared at least once each year.

--------------------------------------------------------------------------------
CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

--------------------------------------------------------------------------------
OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Original issue discount or premiums on securities purchased are amortized over the life of the respective securities, in accordance with federal income tax requirements. As of November 4, 1997, in order to conform book and tax bases, the Fund began amortization of premiums on securities for book purposes. Accordingly, during the six months ended January 31, 1998, amounts have been reclassified to reflect a decrease in overdistributed net investment income of $1,712,531. Paid-in capital was decreased by the same amount. For bonds acquired after April 30, 1993, on disposition or maturity, taxable ordinary income is recognized to the extent of the lesser of gain or market discount that would have accrued over the holding period. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes. The Fund concentrates its investments in California and, therefore, may have more credit risks related to the economic conditions of California than a portfolio with a broader geographical diversification.

               The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                  26  Oppenheimer California Municipal Fund

================================================================================
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                          SIX MONTHS ENDED JANUARY 31, 1998  YEAR ENDED JULY 31, 1997
                                          ---------------------------------  ------------------------------
                                          SHARES           AMOUNT            SHARES            AMOUNT
-----------------------------------------------------------------------------------------------------------
Class A:
Sold                                       1,891,839       $ 20,595,566       3,743,446        $ 39,457,645
Dividends and
distributions reinvested                     532,472          5,776,227         847,947           8,930,517
Redeemed                                  (2,406,931)       (26,170,936)     (4,874,267)        (51,356,820)
                                          ----------       ------------      ----------        ------------
Net increase (decrease)                       17,380       $    200,857        (282,874)       $ (2,968,658)
                                          ==========       ============      ==========        ============

-----------------------------------------------------------------------------------------------------------
Class B:
Sold                                       1,904,354       $ 20,721,245       3,027,347        $ 31,931,406
Dividends and
distributions reinvested                     155,996          1,693,256         167,555           1,766,598
Redeemed                                    (414,230)        (4,517,224)       (667,227)         (7,026,770)
                                          ----------       ------------      ----------        ------------
Net increase                               1,646,120       $ 17,897,277       2,527,675        $ 26,671,234
                                          ==========       ============      ==========        ============

-----------------------------------------------------------------------------------------------------------
Class C:
Sold                                         324,307       $  3,534,730         477,845        $  5,040,612
Dividends and
distributions reinvested                      14,794            160,392          11,183             117,848
Redeemed                                     (93,340)        (1,017,062)       (151,952)         (1,601,818)
                                          ----------       ------------      ----------        ------------
Net increase                                 245,761       $  2,678,060         337,076        $  3,556,642
                                          ==========       ============      ==========        ============

================================================================================
3. UNREALIZED GAINS AND LOSSES ON INVESTMENTS
At January 31, 1998, net unrealized appreciation on investments of $32,633,485 was composed of gross appreciation of $32,665,710, and gross depreciation of $32,225.

================================================================================
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.60% of the first $200 million of average annual net assets, 0.55% of the next $100 million, 0.50% of the next $200 million, 0.45% of the next $250 million, 0.40% of the next $250 million and 0.35% of average annual net assets over $1 billion.

               For the six months ended January 31, 1998, commissions (sales charges paid by investors) on sales of Class A shares totaled $435,725, of which $66,821 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/ dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $803,015 and $33,382, respectively, of which $13,155 was paid to an affiliated broker/dealer for Class B.



                  27  Oppenheimer California Municipal Fund

================================================================================
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED)

During the six months ended January 31, 1998, OFDI received contingent deferred sales charges of $99,016 and $2,846, respectively, upon redemption of Class B and Class C shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

               OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.

               The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the six months ended January 31, 1998, OFDI paid $10,464 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.

               The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its cost in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B and Class C shares, for its services rendered in distributing Class B and Class C shares. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing personal services for accounts that hold Class B and C shares. Each fee is computed on the average annual net assets of Class B and Class C shares, determined as of the close of each regular business day. During the six months ended January 31, 1998, OFDI paid $1,024 to an affiliated broker/dealer as compensation for Class B personal service and maintenance expenses and retained $386,460 and $22,160, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs. If either Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. At January 31, 1998, OFDI had incurred unreimbursed expenses of $3,287,755 for Class B and $105,340 for Class C.

================================================================================
5. FUTURES CONTRACTS

The Fund may buy and sell interest rate futures contracts in order to gain exposure to or protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.

               The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.


                  28  Oppenheimer California Municipal Fund

================================================================================
Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

               Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin.

               Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

At January 31, 1998, the Fund had outstanding futures contracts as follows:


                              EXPIRATION    NUMBER OF  VALUATION AS OF    UNREALIZED
                              DATE          CONTRACTS  JANUARY 31, 1998   DEPRECIATION
--------------------------------------------------------------------------------------
Municipal Bond Future         3/98           20        $ 2,486,250            $ 13,125
U.S. Treasury Bonds, 30 yr.   3/98          300         36,684,375             229,687
                                                                              --------
                                                                              $242,812
                                                                              ========

================================================================================
6. BANK BORROWINGS
The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.

               The Fund had no borrowings outstanding during the six months ended January 31, 1998.


                  29  Oppenheimer California Municipal Fund

OPPENHEIMER CALIFORNIA MUNICIPAL FUND


================================================================================
OFFICERS AND TRUSTEES              Leon Levy, Chairman of the Board of Trustees
                                   Donald W. Spiro, Vice Chairman of the Board
                                       of Trustees
                                   Bridget A. Macaskill, Trustee and President
                                   Robert G. Galli, Trustee
                                   Benjamin Lipstein, Trustee
                                   Elizabeth B. Moynihan, Trustee
                                   Kenneth A. Randall, Trustee
                                   Edward V. Regan, Trustee
                                   Russell S. Reynolds, Jr., Trustee
                                   Pauline Trigere, Trustee
                                   Clayton K. Yeutter, Trustee
                                   Jerry A. Webman, Vice President
                                   George C. Bowen, Treasurer
                                   Robert J. Bishop, Assistant Treasurer
                                   Scott T. Farrar, Assistant Treasurer
                                   Andrew J. Donohue, Secretary
                                   Robert G. Zack, Assistant Secretary

================================================================================
INVESTMENT ADVISOR                 OppenheimerFunds, Inc.

================================================================================
DISTRIBUTOR                        OppenheimerFunds Distributor, Inc.

================================================================================
TRANSFER AND SHAREHOLDER           OppenheimerFunds Services
SERVICING AGENT

================================================================================
CUSTODIAN OF                       Citibank, N.A.
PORTFOLIO SECURITIES

================================================================================
INDEPENDENT AUDITORS               KPMG Peat Marwick LLP

================================================================================
LEGAL COUNSEL                      Gordon Altman Butowsky Weitzen Shalov & Wein

                                   The financial statements included herein have been taken from the records of the Fund without examination by the independent auditors. This is a copy of a report to shareholders of Oppenheimer California Municipal Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer California Municipal Fund. For material information concerning the Fund, see the Prospectus. Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.



                  30  Oppenheimer California Municipal Fund

OPPENHEIMERFUNDS FAMILY


==========================================================================================
REAL ASSET FUNDS
------------------------------------------------------------------------------------------
Real Asset Fund                Gold & Special Minerals Fund

==========================================================================================
STOCK FUNDS
------------------------------------------------------------------------------------------
Developing Markets Fund        Discovery Fund                 Growth Fund
International Small            Quest Small Cap Value Fund     Global Fund
  Company Fund                 MidCap Fund                    Quest Global Value Fund
Enterprise Fund                Capital Appreciation Fund      Disciplined Value Fund
International Growth Fund      Quest Capital Value Fund       Quest Value Fund

==========================================================================================
STOCK & BOND FUNDS
------------------------------------------------------------------------------------------
Main Street Income &           Quest Growth &Income           Disciplined Allocation Fund
  Growth Fund                    Value Fund                   Multiple Strategies Fund
Quest Opportunity Value Fund   Global Growth &Income Fund     Bond Fund for Growth
Total Return Fund              Equity Income Fund

==========================================================================================
BOND FUNDS
------------------------------------------------------------------------------------------
International Bond Fund        Champion Income Fund           U.S. Government Trust
High Yield Fund                Strategic Income Fund          Limited-Term Government Fund
                               Bond Fund

==========================================================================================
MUNICIPAL FUNDS
------------------------------------------------------------------------------------------
California Municipal Fund(1)   Pennsylvania Municipal Fund(1) Rochester Division:
Florida Municipal Fund(1)      Municipal Bond Fund            Rochester Fund Municipals
New Jersey Municipal Fund(1)   Insured Municipal Fund         Limited Term New York
New York Municipal Fund(1)     Intermediate Municipal Fund      Municipal Fund


==========================================================================================
MONEY MARKET FUNDS(2)
------------------------------------------------------------------------------------------
Money Market Fund              Cash Reserves

==========================================================================================
LIFESPAN
------------------------------------------------------------------------------------------
Growth Fund                    Balanced Fund                  Income Fund

1. Available only to investors in certain states.

2. An investment in money market funds is neither insured nor guaranteed by the U.S. government and there can be no assurance that a money market fund will be able to maintain a stable net asset value of $1.00 per share. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.

(C) Copyright 1998 OppenheimerFunds, Inc. All rights reserved.


                   31  Oppenheimer California Municipal Fund

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--------------------------------------------------------------------------------

As an Oppenheimer fund shareholder, you have some special privileges. Whether
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      And when you need help, our Customer Service Representatives are only a
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      You can count on us whenever you need assistance. That's why the
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      So call us today, or visit us at our website at
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[OPPENHEIMERFUNDS LOGO]


RS0790.001.0198  April 1, 1998